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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this current report on Form 8-K of Viasat, Inc. of our dated March 2, 2000 included in the Registration Statement on Form S-3 (No. 333-31758) dated April 18, 2000 relating to the financial statements of Satellite Networks Business Unit for the three years ended July 2, 1999 listed in the accompanying index.

/S/ PRICEWATERHOUSECOOPERS LLP
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    PricewaterhouseCoopers LLP

Atlanta, Georgia
April 17, 2000